CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 18, 1999, included in Woodhead Industries, Inc.'s Form 10-K for the year ended October 2, 1999 and to all references to our Firm included in this registration statement.



                                                /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
May 2, 2000




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